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                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of BMJ Medical Management, Inc., a Delaware corporation, hereby constitutes and appoints Naresh Nagpal, M.D., David H. Fater, Neil F. Luria and Charles W. Hardin, Jr., and each of them, as the true and lawful attorney or attorneys-in-fact, with full power of substitution and revocation, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign on behalf of each of the undersigned a Transition Report on Form 10-K for the transition period ended March 31, 1998 pursuant to Section 13 of the Securities Exchange Act of 1934 and to sign any and all amendments to such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, including, without limitation, a Form 12b-25, with the Securities and Exchange Commission, granting to said attorney or attorneys-in-fact, and each of them, full power and authority to do so and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

     Executed as of this 25 day of June 1998.

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
                  /s/ NARESH NAGPAL                                      /s/ JAMES M. FOX
----------------------------------------------------   ----------------------------------------------------
                 Naresh Nagpal, M.D.                                    James M. Fox, M.D.
             President, Chief Executive                                      Director
                Officer and Director
            (Principal Executive Officer)

                 /s/ DAVID H. FATER                                      /s/ ANN H. LAMONT
----------------------------------------------------   ----------------------------------------------------
                   David H. Fater                                          Ann H. Lamont
              Executive Vice President,                                      Director
        Chief Financial Officer and Director
    (Principal Financial and Accounting Officer)

                  /s/ GEORGES DAOU                                     /s/ DONALD J. LOTHROP
----------------------------------------------------   ----------------------------------------------------
                    Georges Daou                                         Donald J. Lothrop
                      Director                                               Director

               /s/ STEWART G. EIDELSON
----------------------------------------------------
              Stewart G. Eidelson, M.D.
                      Director
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